EXHIBIT 23.1

Bedinger & Company
1850 Mt. Diablo, Blvd., Suite 610
Walnut Creek, California


April 15, 2003


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to use in this form 10-KSB of our report dated March 20, 2003 relating to the financial statements of The Company for the year ended and period ended December 31, 2002 and 2001 respectively.



                     /s/ Bedinger & Company

                     Bedinger & Company
                     Certified Public Accounts
                     Walnut Creek, California